Exhibit 99.2

1Q

INVESTING IN THE FUTURE OF HEALTHCARE.

Medical Properties Trust

FIRST QUARTER 2013

SUPPLEMENTAL INFORMATION

Table of Contents

Company Information………………………………………………….………………...…................... 1 Reconciliation of Net Income to Funds from Operations………………………………. 2 Investment and Revenue by Asset Type, Operator, and by State...……………….. 3 Lease Maturity Schedule……………………..……………………………………………................... 4 Debt Summary…………………………………………...………..……………………….......................... 5 Consolidated Statements of Income ...………...…………………………………...…….....……. 6 Consolidated Balance Sheets ...………...…………………………………...…….....…….............. 7 Acquisitions and Summary of Development Projects ............…………………….........8 Detail of Other Assets ....................................................................................................9

The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other information filed with the Securities and Exchange Commission. You can access these documents free of charge at www.sec.gov and from the Company’s website at www.medicalpropertiestrust.com. The information contained on the Company’s website is not incorporated by reference into, and should not be considered a part of, this supplemental package.

For more information, please contact:

Charles Lambert, Managing Director - Capital Markets at (205) 397-8897.

Company Information

Headquarters: Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 Fax: (205) 969-3756

Website: www.medicalpropertiestrust.com

Executive Officers: Edward K. Aldag, Jr., Chairman, President and Chief Executive Officer R. Steven Hamner, Executive Vice President and Chief Financial Officer Emmett E. McLean, Executive Vice President, Chief Operating Officer, Secretary and Treasurer

Investor Relations: Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 Attn: Charles Lambert (205) 397-8897 clambert@medicalpropertiestrust.com

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Reconciliation of Net Income to Funds From Operations

(Unaudited)

	For the Three Months Ended
	March 31, 2013	March 31, 2012
		(A)
FFO information:
Net income attributable to MPT common stockholders	$26,156,492	$10,563,870
Participating securities’ share in earnings	(193,062)	(251,867)

Net income, less participating securities’ share in earnings	$25,963,430	$10,312,003

Depreciation and amortization:
Continuing operations	8,647,150	8,293,131
Discontinued operations	—	453,342

Funds from operations	$34,610,580	$19,058,476

Acquisition costs	190,549	3,425,012

Normalized funds from operations	$34,801,129	$22,483,488

Share-based compensation	1,918,855	1,858,456
Debt costs amortization	896,732	855,382
Additional rent received in advance (B)	(300,000)	(300,000)
Straight-line rent revenue and other	(3,892,628)	(1,733,696)

Adjusted funds from operations	$33,424,088	$23,163,630

Per diluted share data:
Net income, less participating securities’ share in earnings	$0.18	$0.08
Depreciation and amortization:
Continuing operations	0.06	0.07
Discontinued operations	—	—

Funds from operations	$0.24	$0.15

Acquisition costs	0.01	0.03

Normalized funds from operations	$0.25	$0.18

Share-based compensation	0.01	0.01
Debt costs amortization	0.01	0.01
Additional rent received in advance (B)	—	—
Straight-line rent revenue and other	(0.03)	(0.01)

Adjusted funds from operations	$0.24	$0.19

(A)	Financials have been restated to reclass the operating results of certain properties sold in 2012 to discontinued operations.
(B)	Represents additional rent from one tenant in advance of when we can recognize as revenue for accounting purposes. This additional rent is being recorded to revenue on a straight-line basis over the lease life.

Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO,which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

2

INVESTMENT AND REVENUE BY ASSET TYPE, OPERATOR AND BY STATE

Investments and Revenue by Asset Type - As of March 31, 2013

	Total Assets	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
General Acute Care Hospitals	$1,220,607,557	51.7%	$33,083,609	56.6%
Long-Term Acute Care Hospitals	481,802,203	20.4%	13,935,586	23.8%
Medical Office Buildings	15,795,436	0.7%	499,544	0.9%
Rehabilitation Hospitals	402,325,364	17.0%	10,506,512	18.0%
Wellness Centers	15,624,817	0.6%	415,339	0.7%
Other assets	226,421,241	9.6%	—	—

Total gross assets	2,362,576,618	100.0%
Accumulated depreciation and amortization	(135,380,788)

Total	$2,227,195,830		$58,440,590	100.0%

Investments and Revenue by Operator - As of March 31, 2013

	Total Assets	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
Prime Healthcare	$608,292,351	25.7%	$18,091,268	31.0%
Ernest Health, Inc.	421,977,693	17.9%	11,795,266	20.2%
IJKG/HUMC	126,401,831	5.4%	4,272,041	7.3%
Vibra Healthcare	88,025,391	3.7%	2,758,105	4.7%
Kindred Healthcare	83,434,567	3.5%	2,122,805	3.6%
19 other operators	808,023,544	34.2%	19,401,105	33.2%
Other assets	226,421,241	9.6%	—	—

Total gross assets	2,362,576,618	100.0%
Accumulated depreciation and amortization	(135,380,788)

Total	$2,227,195,830		$58,440,590	100.0%

Investment and Revenue by State - As of March 31, 2013

	Total Assets	Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
California	$522,874,259	22.1%	$15,683,593	26.8%
Texas	540,515,520	22.9%	13,957,977	23.9%
New Jersey	126,401,831	5.4%	4,272,041	7.3%
Arizona	95,870,518	4.1%	2,717,811	4.7%
Idaho	87,585,578	3.7%	2,598,116	4.4%
20 other states	762,907,671	32.2%	19,211,052	32.9%
Other assets	226,421,241	9.6%	—	—

Total gross assets	2,362,576,618	100.0%
Accumulated depreciation and amortization	(135,380,788)

Total	$2,227,195,830		$58,440,590	100.0%

3

LEASE MATURITY SCHEDULE - AS OF MARCH 31, 2013

Total portfolio (1)	Total leases	Base rent (2)	Percent of total base rent
2013	—	$—	—
2014	2	4,853,124	3.1%
2015	2	4,155,412	2.7%
2016	1	2,250,000	1.4%
2017	—	—	—
2018	1	1,958,196	1.3%
2019	8	10,358,190	6.6%
2020	1	1,039,728	0.6%
2021	4	12,799,716	8.2%
2022	12	38,548,776	24.7%
2023	1	1,247,292	0.8%
2024	1	2,453,856	1.6%
2025	4	11,133,444	7.1%
Thereafter	32	65,383,948	41.9%

	69	$156,181,682	100.0%

(1)	Excludes our loans, four of our properties that are under development, and leases for two properties that were sold in April 2013. Also, lease expiration is based on the fixed term of the lease and does not factor in potential renewal options provided for in our leases.
(2)	The most recent monthly base rent annualized. Base rent does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).

4

DEBT SUMMARY AS OF MARCH 31, 2013

Instrument	Rate Type	Rate		Balance	2013	2014	2015	2016	2017	Thereafter
6.875% Notes Due 2021	Fixed	6.88%		$450,000,000	$—	$—	$—	$—	$—	$450,000,000

6.375% Notes Due 2022	Fixed	6.38%		200,000,000	—	—	—	—	—	200,000,000

2015 Credit Facility Revolver	Variable	N/A	(1)	—	—	—	—	—	—	—

2016 Term Loan	Variable	2.46%		100,000,000	—	—	—	100,000,000	—	—

2016 Unsecured Notes	Fixed	5.59	%(2)	125,000,000	—	—	—	125,000,000	—	—

2013 Exchangeable Notes	Fixed	9.25	%(3)	11,000,000	11,000,000	—	—	—	—	—

Northland - Mortgage Capital Term Loan	Fixed	6.20%		14,133,586	185,487	265,521	282,701	298,582	320,312	12,780,983

				$900,133,586	$11,185,487	$265,521	$282,701	$225,298,582	$320,312	$662,780,983

(1)	Represents a $400 million unsecured revolving credit facility with spreads over LIBOR ranging from 2.60% to 3.40%.
(2)	Represents the weighted-average rate for four traunches of the Notes at March 31, 2013, factoring in interest rate swaps in effect at that time. The Company has entered into two swap agreements which began in July and October 2011. Effective July 31, 2011, the Company is paying 5.507% on $65 million of the Notes and effective October 31, 2011, the Company is paying 5.675% on $60 million of Notes.
(3)	The 2013 Exchangeable Notes matured on April 1, 2013.

5

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Statements of Income

(unaudited)

	For the Three Months Ended
	March 31, 2013	March 31, 2012
		(A)
Revenues
Rent billed	$32,306,305	$30,151,892
Straight-line rent	2,660,994	1,359,093
Income from direct financing leases	8,756,471	1,835,161
Interest and fee income	14,716,820	7,921,420

Total revenues	58,440,590	41,267,566

Expenses
Real estate depreciation and amortization	8,647,150	8,293,131
Property-related	415,339	227,270
Acquisition expenses	190,549	3,425,012
General and administrative	7,818,196	7,591,555

Total operating expenses	17,071,234	19,536,968

Operating income	41,369,356	21,730,598

Interest and other income (expense)	(15,157,366)	(12,811,119)

Income from continuing operations	26,211,990	8,919,479
Income (loss) from discontinued operations	(1,865)	1,686,749

Net income	26,210,125	10,606,228
Net income attributable to non-controlling interests	(53,633)	(42,358)

Net income attributable to MPT common stockholders	$26,156,492	$10,563,870

Earnings per common share - basic :
Income from continuing operations	$0.19	$0.07
Income from discontinued operations	—	0.01

Net income attributable to MPT common stockholders	$0.19	$0.08

Earnings per common share - diluted:
Income from continuing operations	$0.18	$0.07
Income from discontinued operations	—	0.01

Net income attributable to MPT common stockholders	$0.18	$0.08

Dividends declared per common share	$0.20	$0.20

Weighted average shares outstanding - basic	140,346,579	124,906,358
Weighted average shares outstanding - diluted	141,526,311	124,906,358

(A)	Financials have been restated to reclass the operating results of certain properties sold in 2012 to discontinued operations.

6

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

	March 31, 2013	December 31, 2012
	(Unaudited)	(A)
Assets
Real estate assets
Land, buildings and improvements, and intangible lease assets	$1,280,194,338	$1,242,375,982
Construction in progress and other	13,719,055	38,338,985
Net investment in direct financing leases	315,638,905	314,411,549
Mortgage loans	368,650,000	368,650,000

Gross investment in real estate assets	1,978,202,298	1,963,776,516
Accumulated depreciation and amortization	(135,380,788)	(126,733,639)

Net investment in real estate assets	1,842,821,510	1,837,042,877

Cash and cash equivalents	75,675,211	37,311,207
Interest and rent receivable	49,838,480	47,586,709
Straight-line rent receivable	38,560,795	35,859,703
Other assets	220,299,834	221,085,156

Total Assets	$2,227,195,830	$2,178,885,652

Liabilities and Equity
Liabilities
Debt, net	$900,133,586	$1,025,159,854
Accounts payable and accrued expenses	65,620,577	65,960,792
Deferred revenue	19,384,238	20,609,467
Lease deposits and other obligations to tenants	20,487,269	17,341,694

Total liabilities	1,005,625,670	1,129,071,807
Equity
Preferred stock, $0.001 par value. Authorized 10,000,000 shares; no shares outstanding	—	—
Common stock, $0.001 par value. Authorized 250,000,000 shares; issued and outstanding - 149,141,049 shares at March 31, 2013 and 136,335,427 shares at December 31, 2012	149,141	136,336
Additional paid in capital	1,470,736,814	1,295,916,192
Distributions in excess of net income	(237,398,195)	(233,494,130)
Accumulated other comprehensive income (loss)	(11,655,257)	(12,482,210)
Treasury shares, at cost	(262,343)	(262,343)

Total Equity	1,221,570,160	1,049,813,845

Total Liabilities and Equity	$2,227,195,830	$2,178,885,652

(A)	Financials have been derived from the prior year audited financials.

7

ACQUISITIONS FOR THE THREE MONTHS ENDED MARCH 31, 2013

Name	Location	Property Type	Acquisition / Development	Investment / Commitment
Ernest Health, Inc.	Post Falls, ID	Inpatient Rehabilitation Hospital	Development	$14,387,000

Total Investments / Commitments				$14,387,000

SUMMARY OF DEVELOPMENT PROJECTS AS OF MARCH 31, 2013

Property	Location	Property Type	Operator	Commitment	Costs Incurred as of 3/31/13	Percent Leased	Estimated Completion Date
Victoria Rehabilitation Hospital	Victoria, TX	Inpatient Rehabilitation Hospital	Post Acute Medical	$9,400,000	$4,353,198	100%	2Q 2013
Spartanburg Rehabilitation Institute	Spartanburg, SC	Inpatient Rehabilitation Hospital	Ernest Health, Inc.	17,805,000	7,308,632	100%	4Q 2013
Rehabilitation Hospital of the Northwest	Post Falls, ID	Inpatient Rehabilitation Hospital	Ernest Health, Inc.	14,387,000	1,357,105	100%	4Q 2013
OakLeaf Surgical Hospital	Altoona, WI	General Acute Care Hospital	National Surgical Hospitals	33,500,000	700,120	100%	1Q 2014
First Choice Emergency Rooms	Various	General Acute Care Hospital	First Choice	100,000,000	—	100%	Various

			Total	$175,092,000	$13,719,055

8

DETAIL OF OTHER ASSETS AS OF MARCH 31, 2013

Operator	Investment	Annual Interest Rate	Ridea Income (4)	Security / Credit Enhancements
Non-Operating Loans
Vibra Healthcare acquisition loan (1)	$14,120,699	10.25%		Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent
Vibra Healthcare working capital	6,661,491	9.71%		Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent
Post Acute Medical working capital	7,427,895	10.99%		Secured and cross-defaulted with real estate; certain loans are cross-defaulted with other loans and real estate
Monroe Hospital (2)	18,141,163
IKJG/HUMC working capital	15,050,000	10.4%		Secured and cross-defaulted with real estate and guaranteed by Parent

	61,401,248

Operating Loans
Ernest Health, Inc. (3)	93,200,000	15.00%	$3,495,000	Secured and cross-defaulted with real estate and guaranteed by Parent
IKJG/HUMC convertible loan	3,351,831		476,390	Secured and cross-defaulted with real estate and guaranteed by Parent

	96,551,831		3,971,390

Equity investments	12,801,136		491,645
Deferred debt financing costs	20,369,761			Not applicable
Lease and cash collateral	6,764,409			Not applicable
Other assets (5)	22,411,449			Not applicable

Total	$220,299,834		$4,463,035

(1)	Original amortizing acquisition loan was $41 million; loan matures in 2019.
(2)	Ceased accruing interest in 2010; net of $12.0 million reserve.
(3)	Cash rate is 7% in 2013 and increases to 10% in 2014.
(4)	Income earned on operating loans is reflected in the interest income line of the income statement.
(5)	Includes prepaid expenses, office property and equipment and other.

9

Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 www.medicalpropertiestrust.com

Contact: Charles Lambert, Managing Director - Capital Markets (205) 397-8897 or clambert@medicalpropertiestrust.com